PROSPECTUS
                                                           OCTOBER 30, 1996

PUTNAM INTERNATIONAL GROWTH FUND
CLASS A, B AND M SHARES
INVESTMENT STRATEGY: GROWTH

This prospectus explains concisely what you should know before investing in Putnam International Growth Fund (the "fund"). Please read it carefully and keep it for future reference. You can find more detailed information in the October 30, 1996 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



                          BOSTON * LONDON * TOKYO

ABOUT THE FUND

EXPENSES SUMMARY
 ..............................................................
This section describes the sales charge, management fees, and annual operating expenses that apply to various classes of the fund's shares. Use it to help you estimate the impact of transaction costs on your investment over time.

FINANCIAL HIGHLIGHTS
 ..............................................................
Study this table to see, among other things, how the fund performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

OBJECTIVE
 ..............................................................
Read this section to make sure the fund's objective is consistent with your own.

    HOW THE FUND PURSUES ITS OBJECTIVE
    ..............................................................
    This section explains in detail how the fund seeks its investment objective.
    RISK FACTORS. All investments entail some risk. Read this section to make sure you understand the risks that are associated with an investment in the fund.

HOW PERFORMANCE IS SHOWN
 ..............................................................
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

    HOW THE FUND IS MANAGED
    ..............................................................
    Consult this section for information about the fund's management, allocation of its expenses, and how purchases and sales of securities are made.

    ORGANIZATION AND HISTORY
    ..............................................................
    In this section, you will learn when the fund was
         introduced, how it is organized, how it may offer shares, and who its Trustees are.

    ABOUT YOUR INVESTMENT

    ALTERNATIVE SALES ARRANGEMENTS
    ..............................................................
    Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

    HOW TO BUY SHARES
    ..............................................................
    This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of accounts. It explains how sales charges are determined and how you may become eligible for reduced sales charges on each class of shares.

    DISTRIBUTION PLANS
    ..............................................................
    This section tells you what distribution fees are charged against each class of shares.

    HOW TO SELL SHARES
    ..............................................................
    In this section you can learn how to sell fund shares either directly to the fund or through an investment dealer.

    HOW TO EXCHANGE SHARES
    ..............................................................
    Find out in this section how you may exchange fund shares for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

    HOW THE FUND VALUES ITS SHARES
    ..............................................................
    This section explains how the fund determines the value of its shares.

    HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION
    ..............................................................
    This section describes the various options you have in choosing how to receive fund dividends. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

    ABOUT PUTNAM INVESTMENTS, INC.
 ...............................................................
Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.


ABOUT THE FUND

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the fund and expenses based on the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

 CLASS A                CLASS B       CLASS M
 SHARES                 SHARES        SHARES
SHAREHOLDER TRANSACTION
EXPENSES

Maximum sales charge
 imposed on purchases
 (as a percentage of
 offering price)         5.75%         NONE*         3.50%*

Deferred sales charge            5.0% in the first
 (as a percentage                 year, declining
 of the lower of                  to 1.0% in the
 original purchase                sixth year, and
 price or redemption                eliminated
 proceeds)              NONE**      thereafter        NONE


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                           Total fund
Management       12b-1        Other   operating
fees             fees       expenses  expenses
----------       -----      -------- ----------

Class A          0.80%        0.25%     0.69%        1.74%
Class B          0.80%        1.00%     0.69%        2.49%
Class M          0.80%        0.75%     0.70%        2.25%

The table is provided to help you understand the expenses of investing and your share of fund operating expenses. The expenses shown in the table do not reflect the application of credits that reduce fund expenses.

EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

                         1         3         5       10
                       YEAR      YEARS     YEARS    YEARS

CLASS A                 $74      $109     $146      $251
CLASS B                 $75      $108     $153      $264***
CLASS B (NO REDEMPTION) $25      $ 78     $133      $264***
CLASS M                 $57      $103     $151      $284

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* The higher 12b-1 fees borne by class B and class M shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment.
      See "How to buy shares - Class A shares."

***   Reflects conversion of class B shares to class A shares
      (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for class A, B and M shares. This information has been derived from the Fund's financial statements, which have been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1996 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                  FOR THE PERIOD                          FOR THE PERIOD
                                DECEMBER 1, 1994                            JUNE 1, 1994
                                (COMMENCEMENT OF                            (COMMENCEMNT
                       YEAR ENDED OPERATIONS) TO                YEAR ENDEDOF OPERATIONS) TO
                          JUNE 30        JUNE 30                   JUNE 30       JUNE 30
                             1996           1995       1996           1995          1994
                                   CLASS M                         CLASS B
NET ASSET VALUE,
BEGINNING OF PERIOD        $12.09         $11.87     $12.00         $11.82        $11.78
INVESTMENT OPERATIONS
Net investment income (loss)              .08(c)     .03(d)         .04(c)        .01(d)    (.01)(c)(d)
Net realized and unrealized
gain (loss) on investments   2.28            .36       2.26            .34           .05
TOTAL FROM INVESTMENTS
OPERATIONS                   2.36            .39       2.30            .35           .04
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  (.22)             --      (.19)             --            --
From net realized gain
on investment               (.01)          (.11)      (.01)          (.11)            --
In excess of net realized
gains on investments           --          (.06)         --          (.06)            --
TOTAL DISTRIBUTIONS         (.23)          (.17)      (.20)          (.17)            --
NET ASSET VALUE,
END OF PERIOD              $14.22         $12.09     $14.10         $12.00        $11.82
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%)(A)      19.71        3.33(E)      19.35           3.00       0.34(E)
NET ASSETS, END OF PERIOD
(in thousands)            $14,309         $1,777   $132,013        $25,892        $2,470
Ratio of expenses to
average net assets (%)(b)    2.25     1.61(d)(e)       2.49        2.41(d)  .15(c)(d)(e)
Ratio of net investment income(loss)
to average net assets (%)     .61      .58(d)(e)        .32         .23(d)(.06)(c)(d)(e)
Portfolio turnover (%)      44.14          25.83      44.14          25.83         96.13
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               FOR THE PERIOD
                                                            FEBRUARY 28, 1991
                                                    (COMMENCEMENT
                                                            OF OPERATIONS) TO
                                  YEAR ENDED JUNE 30                  JUNE 30
1996       1995        1994         1993        1992         1991
                                 CLASS A
$12.10   $11.83       $9.58        $8.82       $8.18        $8.63

 .13(c)   .08(d)    (.06)(d)       .07(d)         .06       .07(d)

2.29        .36        2.53          .69         .71        (.52)

2.42        .44        2.47          .76         .77        (.45)

(.26)        --          --           --       (.13)           --

(.01)     (.11)       (.22)           --          --           --

--        (.06)          --           --          --           --

(.27)     (.17)       (.22)           --       (.13)           --

$14.25   $12.10      $11.83        $9.58       $8.82        $8.18

20.21      3.76       25.81         8.62        9.52    (5.21)(e)

$151,088$32,856      $8,781       $2,859      $2,502       $2,054

1.74    1.61(d)     2.17(d)      1.80(d)        1.98    .78(d)(e)

 .99      .97(d)    (.17)(d)       .81(d)         .76    .86(d)(e)

44.14     25.83       96.13        80.92       82.45     14.54(e)

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)  The ratio of expenses to average net assets for the year endd June 30, 1996 includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts.
(c)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.
(d)  Reflects an expense limitation applicable during the period.  As a result of such limitation, expenses for class A shares of the fund for the periods ended June 30,
     1994, June 30, 1993 and June 30, 1991 reflect per share reductions of approximately
     $0.03, $0.05 and $0.10, respectively.  Expenses for class A and class B shares of the fund for the period ended June 30, 1994 reflect a reduction of less than $0.01 per share.  Expenses for classes A, B, and M shares of the fund for the period ended
     June 30, 1995 reflect a reduction of less than $0.01 per share.
(e)  Not annualized.

OBJECTIVE

PUTNAM INTERNATIONAL GROWTH FUND SEEKS CAPITAL APPRECIATION. The fund is designed for investors seeking capital appreciation primarily through a diversified portfolio of equity securities of companies located in a country other than the United States. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

BASIC INVESTMENT STRATEGY

PUTNAM INTERNATIONAL GROWTH FUND SEEKS ITS OBJECTIVE BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES LOCATED IN A COUNTRY OTHER THAN THE UNITED STATES. The fund's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The fund may also invest to a lesser extent in debt securities and other types of investments if Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), believes purchasing them would help achieve the fund's objective. The fund will, under normal circumstances, invest at least 65% of its total assets in securities of issuers located in at least three different countries other than the United States. The fund may also hold a portion of its assets in cash or money market instruments.

The fund will consider an issuer of securities to be "located in a country other than the United States" if it is organized under the laws of a country other than the United States and has a principal office outside the United States, or if it derives 50% or more of its total revenues from business outside the United States.

The fund may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves greater risks than in investing in developed markets. See "Risk factors" below.

THE FUND WILL NOT LIMIT ITS INVESTMENTS TO ANY PARTICULAR TYPE OF COMPANY. The fund may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are, in the opinion of Putnam Management, undervalued. It may invest in small and relatively less well-known companies which meet these characteristics.

Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets for financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

DEFENSIVE STRATEGIES

At times Putnam Management may judge that conditions in the international securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, the fund may invest without limit in cash and money market instruments, securities primarily traded in the U.S. markets, or in any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when or for how long, these alternative strategies would be used.

RISK FACTORS

PUTNAM MANAGEMENT BELIEVES THAT THE SECURITIES MARKETS OF MANY NATIONS MOVE RELATIVELY INDEPENDENTLY OF ONE ANOTHER, BECAUSE BUSINESS CYCLES AND OTHER ECONOMIC OR POLITICAL EVENTS THAT INFLUENCE ONE COUNTRY'S SECURITIES MARKETS MAY HAVE LITTLE EFFECT ON SECURITIES MARKETS IN OTHER COUNTRIES. By investing in a diversified portfolio of foreign securities, Putnam Management attempts to reduce the risks associated with being invested in the economy of only one country. The countries which Putnam Management believes offer attractive opportunities for investment may change from time to time.

FOREIGN INVESTMENTS

Since foreign securities are normally denominated and traded in foreign currencies, the values of fund assets may be affected favorably or unfavorably by currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting standards comparable to those in the United States.

The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of fund assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries.

Legal remedies available to investors in certain foreign countries may be limited. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above are typically greater in less developed nations, sometimes referred to as "emerging markets." For instance, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation may adversely affect the economies and securities markets of such countries. In addition, the small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in such countries less liquid and more volatile than investments in more developed countries. Investments in emerging markets are regarded as speculative.

FOR MORE INFORMATION REGARDING FOREIGN INVESTMENTS, SEE THE SAI.

FUTURES AND OPTIONS

THE FUND MAY BUY AND SELL STOCK INDEX FUTURES CONTRACTS. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index betwen the time the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the fund may buy or sell call and put options on index futures or stock indexes. The fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to adjust its exposure to relevant amrkets or as a substitute for direct investment.

THE USE OF INDEX FUTURES AND RELATED OPTIONS INVOLVES CERTAIN
SPECIAL ARISKS. FUTURES AND OPTIONS TRANSACTIONS INVOLVE COSTS
AND MAY RESULT IN LOSSES.

Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the fund, of the underlying stock index, currencies or securities and, in the case of hedging transactions, of the securities that are the subject of the hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inabilitiy to close out index futures or options postions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. The fund's ability to terminate option positions established in the over-the-counter markket may be more limited than for exchange-traded options and may also involve the risk that securities dealters participating in such transactions would fail to meet their obligations to the fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

A MORE DETAILED EXPLANATION OF INDEX FUTURES AND OPTIONS
TRANSACTIONS, INCLUDING THE RISKS ASSOCIATED WITH THEM, IS
INCLUDED IN THE SAI.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

THE FUND MAY ENGAGE IN FOREIGN CURRENCY EXCHANGE TRANSACTIONS TO PROTECT AGAINST UNCERTAINTY IN THE LEVEL OF FUTURE EXCHANGE RATES. Putnam Management may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

The fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

The fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell foreign currency futures contacts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Futures and Options." The SAI also contains information concerning the fund's use of foreign currency exchange transactions.

PORTFOLIO TURNOVER

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section, "Financial highlights."

OTHER INVESTMENT PRACTICES

THE FUND MAY ALSO ENGAGE IN THE FOLLOWING INVESTMENT PRACTICES,
EACH OF WHICH INVOLVES CERTAIN SPECIAL RISKS.  THE SAI CONTAINS
MORE DETAILED INFORMATION ABOUT THESE PRACTICES, INCLUDING
LIMITATIONS DESIGNED TO REDUCE THESE RISKS.

OPTIONS. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. THe fund receives a premium from writing a call or put option, which increases the return if hte option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the oppportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may termainate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an optioin having the same terms as the option written.

The fund may also buy and sell put and call option, including combinations of put and call options on the same underlying security. The aggregate value of the secuirties underlying the options may not exceed 25% of fund assets. The use of these strategies may be limited by applicable law.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

DIVERSIFICATION

Subject to approval by the shareholders as noted below, the fund may invest up to 25% of its total assets in the securities of any one issuer. If the proposed change does not untimately receive sufficieint votes for approval, this prosepectus will be revised or supplemented, as appropriate.

The fund is a "diversified" investment company under the Investment Company act of 1940. THis means that with respect to 75% of its total assets, the fund may not invest more than 5% of th its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

DERIVATIVES

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risk involved in their use is included elsewhere in this prospectus and in the SAI.

LIMITING INVESTMENT RISK

SPECIFIC INVESTMENT RESTRICTIONS HELP TO LIMIT INVESTMENT RISKS FOR THE FUND'S SHAREHOLDERS. These restrictions prohibit the fund from acquiring more than 10% of the voting securities of any one issuer. They also prohibit the fund from investing more than:

(a) 5% of its total assets in securities of any one issuer (other than U.S. government securities); provided that, with respect to investments in securities issued by foreign governments, this limitation shall apply only to 75% of the fund's total assets;*

(b) 5% of its net assets in companies that, together with any predecessors, have been in operation less than three years
(other than U.S. government securities);

(c) 25% of its total assets in any one industry (except securities of the U.S. government or its agencies or instrumentalities);* or

(d) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale, (excluding securities determined by the Trustees (or the person designated the Trustees to make such determinations) to be readily marketable) and repurchase agreements maturing in more than seven days.

At a shareholder meeting to be held on February 6, 1997, the shareholders of hte fund will be asked to approve anumber of changes to the fund's fundamental investment restrictions. If the proposed changes are approved, rectriction (a) above will provide that the fund may not and will not: (with respect to 75% of its total assets) invest 5% of its total asssets in securities of any one issuer other than the U.S. government. In addition, the restriction which prohibiits the fund from acquiring more than 10% of the voting securities of any issuer will be limited to 75% of the fund's total assets.

If some or all of these proposals do not ultimately receive sufficient votes for approval, this prosepectus will be revised or supplemented, as appropriate.

Restrictions marked with an asterisk(*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental investment policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

FUND ADVERTISEMENTS MAY, FROM TIME TO TIME, INCLUDE PERFORMANCE INFORMATION. "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price (in the case of class A and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

THE TRUSTEES ARE RESPONSIBLE FOR GENERALLY OVERSEEING THE CONDUCT OF FUND BUSINESS. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                  Business experience
                     Year         (at least 5 years)
                     ----         ------------------
Justin Scott         1991         Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1988.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam International Growth Fund is a Massachusetts business trust organized on October 5, 1990. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to August 12, 1996, the fund was known as Putnam Overseas Growth Fund.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. Only class A, B and M shares are offered by this prospectus. The fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

THE FUND'S TRUSTEES: GEORGE PUTNAM,* CHAIRMAN. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; WILLIAM F. POUNDS, VICE CHAIRMAN. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; JAMESON ADKINS BAXTER, President, Baxter Associates, Inc.; HANS
H. ESTIN, Vice Chairman, North American Management Corp.; JOHN
A. HILL, Chairman and Managing Director, First Reserve Corporation; RONALD J. JACKSON, Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Director of Safety 1st, Inc., Trustee of Salem Hospital and Overseer of the Peabody Essex Museum; ELIZABETH T. KENNAN, President Emeritus and Professor, Mount Holyoke College; LAWRENCE J. LASSER,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; ROBERT
E. PATTERSON, Executive Vice President and Director of Acquisitions, Cabot Partners Limited Partnership; DONALD S. PERKINS,* Director of various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; GEORGE PUTNAM, III,* President, New Generation Research, Inc.; ELI SHAPIRO, Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; A.J.C. SMITH,* Chairman and Chief Executive Officer, Marsh & McLennan Companies, Inc.; and W. NICHOLAS THORNDIKE, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

ABOUT YOUR INVESTMENT

ALTERNATIVE SALES ARRANGEMENTS

CLASS A SHARES. An investor who purchases class A shares pays a sales charge at the time of purchase. As a result, class A shares are not subject to any charges when they are redeemed, except for sales at net asset value that are subject to a contingent deferred sales charge ("CDSC"). Certain purchases of class A shares qualify for reduced sales charges. Class A shares bear a lower 12b-1 fee than class B and class M shares. See "How to buy shares -- Class A shares" and "Distribution plans."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase. Class B shares also bear a higher 12b-1 fee than class A and class M shares. Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of class B shares, see the SAI. This discussion includes information about how shares acquired through reinvestment of distributions are treated for conversion purposes. The discussion also notes certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A and class M shares because of the higher 12b-1 fee. See "How to buy shares -- Class B shares" and "Distribution plans."

CLASS M SHARES. An investor who purchases class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to class A shares. Certain purchases of class M shares qualify for reduced sales charges. Class M shares bear a 12b-1 fee that is lower than class B shares but higher than class A shares. Class M shares are not subject to any CDSC and do not convert into any other class of shares. See "How to buy shares -- Class M shares" and "Distribution plans."

WHICH ARRANGEMENT IS BEST FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider class A or class M shares. Investors who prefer not to pay an initial sales charge might consider class B shares. Orders for class B shares for $250,000 or more will be treated as orders for class A shares or declined. For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

BUYING SHARES THROUGH PUTNAM MUTUAL FUNDS. Complete an order form and write a check for the amount you wish to invest, payable to the appropriate fund. Return the completed form and check to Putnam Mutual Funds, which will act as your agent in purchasing shares through your designated investment dealer.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $25 or more per month through automatic deductions from your bank checking account. Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

CLASS A SHARES

The public offering price of class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer:

                             SALES CHARGE            AMOUNT OF
                          AS A PERCENTAGE OF:     SALES CHARGE
                          -------------------     REALLOWED TO
                                NET               DEALERS AS A
AMOUNT OF TRANSACTION        AMOUNT   OFFERING   PERCENTAGE OF
AT OFFERING PRICE ($)      INVESTED    PRICE    OFFERING PRICE
---------------------------------------------------------------
Under 50,000                  6.10%     5.75%        5.00%
50,000 but under 100,000      4.71      4.50         3.75
100,000 but under 250,000     3.63      3.50         2.75
250,000 but under 500,000     2.56      2.50         2.00
500,000 but under 1,000,000   2.04      2.00         1.75
---------------------------------------------------------------

There is no initial sales charge on purchases of class A shares of $1 million or more or purchases by participant-directed qualified retirement plans with at least 200 eligible employees. However, a CDSC of 1.00% will be imposed upon redemptionsof shares pruchased at net net asset value after July 31, 1996 by a participant-directed qualified retirement plan (including a plan with at least 200 eligible employees) that initially invested less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates and that redeems 90% or more of hte amount intiially invested within two years after intial purchase. Similarly, a CDSC of 1.00% or 0.05%, respectively, will be imposed within the first or second year after purchase on redemptions by any investor, other than a participant-directed qualified retirement plan that purchased fund shares without an initial sales charge as part of an investment of $1 million or more.

Shares purchased by investors investing $1 million or more in class A shares whose dealer of record waived its commission with the approval of Putnam Mutual Funds are not subject to the CDSC.

In determining whether a CDSC is payable, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. Any CDSC will be based on the lower of the shares' cost and current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

Except as stated below, Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates (including a plan with at least 200 eligible employees), Putnam Mutual Funds pays commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales at the rate of 0.15%.

A participant-directed qualified retirement plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described elsewhere in this prospectus and in the SAI.

CLASS B SHARES

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described in "How to buy shares -- General" below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

YEAR     1       2        3       4        5       6     7+
--------------------------------------------------------------
CHARGE  5%      4%       3%      3%       2%      1%     0%

In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay.

CLASS M SHARES

The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, at its discretion, allocates the entire amount to your investment dealer.

                                SALES CHARGE         AMOUNT OF
                            AS A PERCENTAGE OF:  SALES CHARGE
                         ---------------------   REALLOWED TO
                             NET                 DEALERS AS A
AMOUNT OF TRANSACTION      AMOUNT     OFFERING   PERCENTAGE OF
AT OFFERING PRICE ($)     INVESTED      PRICE   OFFERING PRICE
---------------------------------------------------------------
Under 50,000                 3.63%     3.50%         3.00%
50,000 but under 100,000     2.56      2.50          2.00
100,000 but under 250,000    1.52      1.50          1.00
250,000 but under 500,000    1.01      1.00          1.00
500,000 and above            NONE      NONE          NONE
---------------------------------------------------------------

GENERAL

YOU MAY BE ELIGIBLE TO BUY FUND SHARES AT REDUCED SALES
CHARGES.

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, qualified retirement plans and other plans. Descriptions are also included in the order form and in the SAI.

Class A, class B and class M shares are available at net asset value without an initial sales charge or a CDSC to current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual Funds and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition, shares are available at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the fund of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing shares at reduced sales charges.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, fund shares at net asset value.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise, payment may be delayed until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, certificates will not be issued for your shares unless you request them.

Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLANS

CLASS A DISTRIBUTION PLAN. The class A plan provides for payments by the fund to Putnam Mutual Funds at the annual rate of up to 0.35% of average net assets attributable to class A shares. The Trustees currently limit payments under the class A plan to the annual rate of 0.25% of such assets.

Putnam Mutual Funds makes quarterly payments to qualifying dealers (including, for this purpose, certain financial institutions) to compensate them for services provided in connection with sales of class A shares and the maintenance of shareholder accounts. The payments are based on the average net asset value of class A shares attributable to shareholders for whom the dealers are designated as the dealer of record.

This calculation excludes until one year after purchase shares purchased at net asset value by shareholders investing $1 million or more. Also excluded until one year after purchase are shares purchased at net asset value by participant-directed qualified retirement plans with at least 200 eligible employees. These shares are not subject to the one-year exclusion provision in cases where certain shareholders who invested $1 million or more have made arrangements with Putnam Mutual Funds and the dealer of record waived the sales commission.

Except as stated below, Putnam Mutual Funds makes the quarterly payments at the annual rate of 0.25% of such average net asset value for class A shares.

For participant-directed qualified retirement plans initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates, Putnam Mutual Funds' payments to qualifying dealers on shares purchased at net asset value are 100% of the rate stated above if average plan assets in Putnam funds (excluding money market funds) during the quarter are less than $20 million, 60% of the stated rate if average plan assets are at least $20 million but under $30 million, and 40% of the stated rate if average plan assets are $30 million or more.

For all other participant-directed qualified retirement plans purchasing shares at net asset value, Putnam Mutual Funds makes quarterly payments to qualifying dealers at the annual rate of 0.10% of the average net asset value of such shares.

CLASS B AND CLASS M DISTRIBUTION PLANS. The class B and class M plans provide for payments by the fund to Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to class B shares and class M shares, as the case may be. The Trustees currently limit payments under the class M plan to the annual rate of 0.75% of such assets.

Although class B shares are sold without an initial sales charge, Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested to dealers who sell class B shares. These commissions are not paid on exchanges from other Putnam funds or on sales to investors exempt from the CDSC.

The amount paid to dealers at the time of the sale of class M shares is set forth above under "How to buy shares -- Class M shares." In addition, to further compensate dealers (including qualifying financial institutions) for services provided in connection with sales of class B shares and class M shares and the maintenance of shareholder accounts, Putnam Mutual Funds makes quarterly payments to qualifying dealers.

The payments are based on the average net asset value of class B shares and class M shares attributable to shareholders for whom the dealers are designated as the dealer of record. Putnam Mutual Funds makes the payments at an annual rate of 0.25% of such average net asset value of class B shares and class M shares, as the case may be.

Putnam Mutual Funds also pays to dealers, as additional compensation with respect to the sale of class M shares, 0.40% of such average net asset value of class M shares. For class M shares, the total annual payment to dealers equals 0.65% of such average net asset value.

GENERAL. Payments under the plans are intended to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned above. Putnam Mutual Funds may suspend or modify such payments to dealers.

The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities
Dealers, Inc.

HOW TO SELL SHARES

You can sell your shares to the fund any day the New York Stock
Exchange is open, either directly to the fund or through your investment dealer. The fund will only redeem shares for which it has received payment.

SELLING SHARES DIRECTLY TO YOUR FUND. Send a signed letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks.

If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

YOUR FUND GENERALLY SENDS YOU PAYMENT FOR YOUR SHARES THE BUSINESS DAY AFTER YOUR REQUEST IS RECEIVED. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with his or her account registration and address as it appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SELLING SHARES THROUGH YOUR INVESTMENT DEALER. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of the same class of certain other Putnam funds at net asset value beginning 15 days after purchase. Not all Putnam funds offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services.
The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

THE FUND CALCULATES THE NET ASSET VALUE OF A SHARE OF EACH
CLASS BY DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS
LIABILITIES, BY THE NUMBER OF ITS SHARES OUTSTANDING.  SHARES
ARE VALUED AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK
STOCK EXCHANGE EACH DAY THE EXCHANGE IS OPEN.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of fund shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX
INFORMATION

The fund distributes any net investment income at least annually and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid on class A shares will generally be greater than those paid on class B and class M shares because expenses attributable to class B and class M shares will generally be higher.
YOU CAN CHOOSE FROM THREE DISTRIBUTION OPTIONS:

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

-     Receive all distributions in cash.

You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the distribution in the fund or in another Putnam fund. If Putnam Investor Services does not receive your election, the distribution will be reinvested in the fund. Similarly, if correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

Fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the fund's yield on those securities would be decreased.

If at the end of the fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the fund intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the fund's income distributions to constitute a return of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject the fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

Early in each year Putnam Investor Services will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

ABOUT PUTNAM INVESTMENTS, INC.

PUTNAM MANAGEMENT HAS BEEN MANAGING MUTUAL FUNDS SINCE 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the fund. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the fund's investor servicing and transfer agent for the fund.

Putnam Management, Putnam Mutual Funds, and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

MAKE THE MOST OF YOUR PUTNAM PRIVILEGES

The following services are available to you as a Putnam mutual fund shareholder.

SYSTEMATIC INVESTMENT PLAN Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th, or 31st. The amount will be automatically transferred from your checking or savings account.

SYSTEMATIC WITHDRAWAL Make regular withdrawals of $50 or more monthly, quarterly, or semiannually from an account valued at $10,000 or more. Your automatic withdrawal may be made on any business day of the month except for the 29th, 30th, or 31st.

SYSTEMATIC EXCHANGE  Transfer assets automatically from one
Putnam account to another on a regular, prearranged basis.
There is no additional charge for this service.

FREE EXCHANGE PRIVILEGE Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange. These privileges are subject to change or termination.

For more information about any of these services and privileges, call your investment advisor or a Putnam customer service representative toll-free at 1-800-225-1581.

PUTNAM INTERNATIONAL GROWTH FUND

One Post Office Square
Boston, MA  02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA  02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA  02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA  02109

PUTNAMINVESTMENTS
    One Post Office Square
    Boston, Massachusetts 02109
    Toll-free 1-800-225-1581

PUTNAM INTERNATIONAL GROWTH FUND
ONE POST OFFICE SQUARE, BOSTON, MA 02109
CLASS A SHARES
INVESTMENT STRATEGY: GROWTH
PROSPECTUS-OCTOBER 30, 1996

This prospectus explains concisely what you should know before investing in class A shares of Putnam International Growth Fund (the "fund") which are offered without a sales charge through eligible employer-sponsored participant-directed qualified retirement plans. Please read it carefully and keep it for future reference. You can find more detailed information about the fund in the October 30, 1996 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or for other information, including a prospectus regarding class A shares for other investors, call Putnam Investor Services at 1-800-752-9894. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             PUTNAMINVESTMENTS

                             PUTNAM DEFINED
                             CONTRIBUTION PLANS

    ABOUT THE FUND

    Expenses summary..........................................
    Financial highlights......................................
    Objective.................................................
    How the fund pursues its objective........................
      Risk factors.... .......................................
    How performance is shown..................................
    How the fund is managed...................................
    Organization and history..................................

    ABOUT YOUR INVESTMENT

    How to buy shares.........................................
    Distribution plan.........................................
    How to sell shares........................................
    How to exchange shares....................................
    How the fund values its shares............................
    How the fund makes distributions to shareholders;
      tax information.........................................

    ABOUT PUTNAM INVESTMENTS, INC.............................

ABOUT THE FUND

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes expenses attributable to class A shares based on the fund's most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment in class A shares over specified periods.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees                        0.80%
12b-1 fees                             0.25%
Other expenses                         0.69%
Total fund operating expenses          1.74%

The table is provided to help you understand the expenses of investing in the fund and your share of the operating expenses that the fund incurs. The expenses shown in the table do not reflect the application of credits that reduce fund expenses.

EXAMPLE

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

     1             3              5             10
   year          years          years          years

    $18           $55            $94           $205

The example does not represent past or future expense levels, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return varies. The example does not reflect any charges or expenses related to your employer's plan.

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for class A shares. This information has been derived from the fund's financial statements, which have been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1996 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                               FOR THE PERIOD
                                                            FEBRUARY 28, 1991
                                                                (COMMENCEMENT
                                                               OF OPERATIONS) TO
                            YEAR ENDED JUNE 30                        JUNE 30
                               1996    1995      1994     1993     1992   1991
                                                       CLASS A
NET ASSET VALUE,
BEGINNING OF PERIOD          $12.10  $11.83     $9.58    $8.82    $8.18  $8.63
INVESTMENT OPERATIONS
Net investment income (loss) .13(c)  .08(d)  (.06)(d)   .07(d)      .06 .07(d)
Net realized and unrealized
gain (loss) on investments     2.29     .36      2.53      .69      .71  (.52)
TOTAL FROM INVESTMENT
OPERATIONS                     2.42     .44      2.47      .76      .77  (.45)
DISTRIBUTIONS TO
SHAREHOLDERS:
From net investment income    (.26)      --        --       --    (.13)            --
From net realized gain on
investments                   (.01)   (.11)     (.22)       --       --            --
In excess of net realized
gain on investments              --   (.06)        --       --       --            --
TOTAL DISTRIBUTIONS           (.27)   (.17)     (.22)       --    (.13)            --
NET ASSET VALUE,
END OF PERIOD                $14.25  $12.10    $11.83    $9.58    $8.82         $8.18
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%)(A)        20.21    3.76     25.81     8.62     9.52     (5.21)(E)
NET ASSETS, END OF PERIOD
(in thousands)             $151,088 $32,856    $8,781   $2,859   $2,502        $2,054
Ratio of expenses to
average net assets (%)(b)      1.74 1.61(d)   2.17(d)  1.80(d)     1.98     .78(d)(e)
Ratio of net investment
income (loss) to average
net assets (%)                (.99)  .97(d)  (.17)(d)   .81(d)      .76     .86(d)(e)
Portfolio turnover (%)        44.14   25.83     96.13    80.92    82.45      14.54(e)

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(b)  The ratio of expenses to average net assets for the year ended June 30, 1996 includes amounts paid through brokerage service and expense offset arrangements.
(c)  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.
(d)  Reflects an expense limitation applicable during the period.  As a result of such limitation, expenses for class A shares of the fund for the periods ended June 30, 1994,
June 30, 1993 and June 30, 1991 reflect per share reductions of approximately  $0.03,
$0.05 and $0.10, respectively.  Expenses for class A shares of the fund for the period ended June 30, 1994 and June 30, 1995 reflect a reduction of less than $0.01 per share.
(e)  Not annualized.

OBJECTIVE

PUTNAM INTERNATIONAL GROWTH FUND SEEKS CAPITAL APPRECIATION. The fund is designed for investors seeking capital appreciation primarily through a diversified portfolio of equity securities of companies located in a country other than the United States. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

BASIC INVESTMENT STRATEGY

THE PUTNAM INTERNATIONAL GROWTH FUND SEEKS ITS OBJECTIVE BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES LOCATED IN A COUNTRY OTHER THAN THE UNITED STATES. The fund's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The fund may also invest to a lesser extent in debt securities and other types of investments if Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), believes purchasing them would help achieve the fund's objective. The fund will, under normal circumstances, invest at least 65% of its total assets in securities of issuers located in at least three different countries other than the United States. The fund may also hold a portion of its assets in cash or money market instruments.

The fund will consider an issuer of securities to be "located in a country other than the United States" if it is organized under the laws of a country other than the United States and has a principal office outside the United States, or if it derives 50% or more of its total revenues from business outside the United States.

The fund may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves greater risks than in investing in developed markets. See "Risk factors" below.

THE FUND WILL NOT LIMIT ITS INVESTMENTS TO ANY PARTICULAR TYPE OF COMPANY. The fund may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are, in the opinion of Putnam Management, undervalued. It may invest in small and relatively less well-known companies which meet these characteristics. Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets for financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

DEFENSIVE STRATEGIES

At times Putnam Management may judge that conditions in the international securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, the fund may invest without limit in cash and money market instruments, securities primarily traded in the U.S. markets, or in any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when or for how long, these alternative strategies would be used.

RISK FACTORS

PUTNAM MANAGEMENT BELIEVES THAT THE SECURITIES MARKETS OF MANY NATIONS MOVE RELATIVELY INDEPENDENTLY OF ONE ANOTHER, BECAUSE BUSINESS CYCLES AND OTHER ECONOMIC OR POLITICAL EVENTS THAT INFLUENCE ONE COUNTRY'S SECURITIES MARKETS MAY HAVE LITTLE EFFECT ON SECURITIES MARKETS IN OTHER COUNTRIES. By investing in a diversified portfolio of foreign securities, Putnam Management attempts to reduce the risks associated with being invested in the economy of only one country. The countries which Putnam Management believes offer attractive opportunities for investment may change from time to time.

FOREIGN INVESTMENTS

Since foreign securities are normally denominated and traded in foreign currencies, the values of fund assets may be affected favorably or unfavorably by currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting standards comparable to those in the United States.

The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of fund assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries.

Legal remedies available to investors in certain foreign countries may be limited. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above are typically greater in less developed nations, sometimes referred to as "emerging markets." For instance, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation may adversely affect the economies and securities markets of such countries. In addition, the small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in such countries less liquid and more volatile than investments in more developed countries. Investments in emerging markets are regarded as speculative.

FOR MORE INFORMATION REGARDING FOREIGN INVESTMENTS, SEE THE
SAI.

FUTURES AND OPTIONS

THE FUND MAY BUY AND SELL STOCK INDEX FUTURES CONTRACTS. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the fund may buy and sell call and put options on index futures or stock indexes. The fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment.

THE USE OF INDEX FUTURES AND RELATED OPTIONS INVOLVES CERTAIN
SPECIAL RISKS.  FUTURES AND OPTIONS TRANSACTIONS INVOLVE COSTS
AND MAY RESULT IN LOSSES.


Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the fund, of the underlying stock index, currencies or securities and, in the case of hedging transactions, of the securities that are the subject of the hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inability to close out index futures or options positions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

A MORE DETAILED EXPLANATION OF INDEX FUTURES AND OPTIONS
TRANSACTIONS, INCLUDING THE RISKS ASSOCIATED WITH THEM, IS
INCLUDED IN THE SAI.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

THE FUND MAY ENGAGE IN FOREIGN CURRENCY EXCHANGE TRANSACTIONS TO PROTECT AGAINST UNCERTAINTY IN THE LEVEL OF FUTURE EXCHANGE RATES. Putnam Management may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

The fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

The fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the fund intends to buy are denominated, when the fund holds cash on short-term investments). For position hedging purposes, the fund may purchase or sell foreign currency futures contacts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time. For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Futures and options." The SAI also contains information concerning the fund's use of currency exchange transactions.

PORTFOLIO TURNOVER

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section "Financial highlights."

OTHER INVESTMENT PRACTICES

THE FUND MAY ALSO ENGAGE IN THE FOLLOWING INVESTMENT PRACTICES,
EACH OF WHICH INVOLVES CERTAIN SPECIAL RISKS.  THE SAI CONTAINS
MORE DETAILED INFORMATION ABOUT THESE PRACTICES, INCLUDING
LIMITATIONS DESIGNED TO REDUCE THESE RISKS.

OPTIONS. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options, including combinations of put and call options on the same underlying security. The aggregate value of the securities underlying the options may not exceed 25% of fund assets. The use of these strategies may be limited by applicable law.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

DERIVATIVES

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risk involved in their use is included elsewhere in this prospectus and in the SAI.

DIVERSIFICATION

Subject to approval by the shareholders as noted below, the fund may invest up to 25% of its total assets in the securities of any one issuer. If the proposed change does not ultimately receive sufficient votes for approval, this prospectus will be revised or supplemented, as appropriate.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

LIMITING INVESTMENT RISK

SPECIFIC INVESTMENT RESTRICTIONS HELP TO LIMIT INVESTMENT RISKS FOR THE FUND'S SHAREHOLDERS. These restrictions prohibit the fund from acquiring more than 10% of the voting securities of any one issuer. They also prohibit the fund from investing more than:

(a) 5% of its total assets in securities of any one issuer (other than U.S. government securities); provided that, with respect to investments in securities issued by foreign governments, this limitation shall apply only to 75% of the fund's total assets;*

(b) 5% of its net assets in companies that, together with any predecessors, have been in operation less than three years
(other than U.S. government securities);

(c) 25% of its total assets in any one industry (except securities of the U.S. government or its agencies or instrumentalities);* or

(d) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale, (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable) and repurchase agreements maturing in more than seven days.

At a shareholder meeting to be held on
 February 6, 1997,
 the
shareholders of
the fund
 will be asked to approve a number of
changes to the fund's fundamental investment restrictions. If the proposed changes are approved, restriction (a) above will provide that the fund may not and will not: (with respect to 75% of its total assets) invest 5% of its total assets in securities of any one issuer other than the U.S. government. In addition, the restriction which prohibits the fund from acquiring more than 10% of the voting securities of any issuer will be limited to 75% of the fund's total assets.

If some or all of these proposals do not ultimately receive sufficient votes for approval, this prospectus will be revised or supplemented, as appropriate.

Restrictions marked with an asterisk(*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental investment policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

FUND ADVERTISEMENTS MAY, FROM TIME TO TIME, INCLUDE PERFORMANCE INFORMATION. "Total return" for the one-, five- and ten-year periods (or for the life of the class A shares of the fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge would be reduced if the sales charge were used.

ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT
PREDICT FUTURE PERFORMANCE.

Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The fund's performance may be compared to that of various indexes. See the SAI. Because shares sold through eligible defined contribution plans are sold without a sales charge, quotations of investment performance reflecting the deduction of a sales charge will be lower than the actual investment performance of shares purchased through such plans.

HOW THE FUND IS MANAGED

THE TRUSTEES ARE RESPONSIBLE FOR GENERALLY OVERSEEING THE CONDUCT OF FUND BUSINESS. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                  Business experience
                     Year         (at least 5 years)
                     ----         ------------------
Justin Scott         1991         Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1988.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.


Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam International Growth Fund is a Massachusetts business trust organized on October 5, 1990. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to August 12, 1996, the fund was known as Putnam Overseas Growth Fund.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval , create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. Only the fund's class A shares are offered by this prospectus. The fund also offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

THE FUND'S TRUSTEES: GEORGE PUTNAM,* CHAIRMAN. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds").
Director, Marsh & McLennan Companies, Inc.; WILLIAM F. POUNDS, VICE CHAIRMAN. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; JAMESON ADKINS BAXTER, President, Baxter Associates, Inc.; HANS H. ESTIN, Vice Chairman, North American Management Corp.; JOHN A. HILL, Chairman and Managing Director, First Reserve Corporation; RONALD J. JACKSON, Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Director of Safety 1st, Inc., Trustee of Salem Hospital and Overseer of the Peabody Essex Museum; ELIZABETH T. KENNAN, President Emeritus and Professor, Mount Holyoke College; LAWRENCE J. LASSER,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; ROBERT
E. PATTERSON, Executive Vice President and Director of Acquisitions, Cabot Partners Limited Partnership; DONALD S. PERKINS,* Director of various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; GEORGE PUTNAM, III,* President, New Generation Research, Inc.; ELI SHAPIRO, Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; A.J.C. SMITH,* Chairman and Chief Executive Officer, Marsh & McLennan Companies, Inc.; and W. NICHOLAS THORNDIKE, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

ABOUT YOUR INVESTMENT

HOW TO BUY SHARES

ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR EMPLOYER'S PARTICIPANT-DIRECTED QUALIFIED RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PURCHASE SHARES OF THE FUND THROUGH YOUR EMPLOYER'S PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE CONSULT YOUR EMPLOYER. Shares are sold to eligible participant-directed qualified retirement plans at the net asset value per share next determined after receipt of an order by Putnam Mutual Funds. Orders must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. A participant-directed qualified retirement plan is eligible to purchase fund shares at net asset value if it invests at least $20 million in Putnam funds and other investments managed by Putnam Management and its affiliates and
(i) has at least 200 eligible employees or (ii) invests at least $1 million in class A shares. A participant directed qualified retirement plan is also eligible to purchase fund shares at net asset value if its investment in class A shares is at least $1 million and the dealer of record waives its commission with the consent of Putnam Mutual Funds. Participant-directed qualified retirement plans participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value. Eligible plans may make additional investments of any amount at any time. To eliminate the need for safekeeping, the fund will not issue certificates for your shares.

On sales at net asset value to participant-directed qualified retirement plans initially investing at least $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales at the rate of 0.15%. Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLAN

CLASS A DISTRIBUTION PLAN. The class A plan provides for payments by the fund to Putnam Mutual Funds at the annual rate of up to 0.35% of average net assets attributable to class A shares. The Trustees currently limit payments under the class A plan to the annual rate of 0.25% of such assets.

Putnam Mutual Funds makes quarterly payments to qualifying dealers (including, for this purpose, certain financial institutions) to compensate them for services provided in connection with sales of class A shares and the maintenance of shareholder accounts. The payments are based on the average net asset value of class A shares attributable to shareholders for whom the dealers are designated as the dealer of record.

This calculation excludes until one year after purchase shares purchased at net asset value by shareholders investing $1 million or more. Also excluded until one year after purchase are shares purchased at net asset value by participant-directed qualified retirement plans with at least 200 eligible employees. These shares are not subject to the one-year exclusion provision in cases where certain shareholders who invested $1 million or more have made arrangements with Putnam Mutual Funds and the dealer of record waived the sales commission.

Except as stated below, Putnam Mutual Funds makes the quarterly payments at the annual rate of 0.25% of such average net asset value for class A shares.

For participant-directed qualified retirement plans initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates, Putnam Mutual Funds' payments to qualifying dealers on shares purchased at net asset value are 100% of the rate stated above if average plan assets in Putnam funds (excluding money market funds) during the quarter are less than $20 million, 60% of the stated rate if average plan assets are at least $20 million but under $30 million, and 40% of the stated rate if average plan assets are $30 million or more.

For all other participant-directed qualified retirement plans purchasing shares at net asset value, Putnam Mutual Funds makes quarterly payments to qualifying dealers at the annual rate of 0.10% of the average net asset value of such shares.

Payments under the plan are intended to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned above. Putnam Mutual Funds may suspend or modify such payments to dealers.

The payments are also subject to the continuation of the distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

SUBJECT TO ANY RESTRICTIONS IMPOSED BY YOUR EMPLOYER'S PLAN, YOU CAN SELL YOUR SHARES THROUGH THE PLAN TO THE FUND ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN. For more information about how to sell shares of the fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next net asset value calculated after the fund receives the request in proper form. All requests must be received by the fund prior to the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. If your plan sells shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

THE FUND GENERALLY PROVIDES PAYMENT FOR REDEEMED SHARES THE BUSINESS DAY AFTER THE REQUEST IS RECEIVED. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. The fund will only redeem shares for which it has received payment.

HOW TO EXCHANGE SHARES

Subject to any restrictions contained in your plan, you can exchange your shares for shares of other Putnam funds available through your plan at net asset value. Contact your plan administrator or Putnam Investor Services for more information on how to exchange your shares or how to obtain prospectuses of other Putnam funds in which you may invest.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

THE FUND CALCULATES THE NET ASSET VALUE OF A SHARE OF EACH CLASS BY DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS LIABILITIES, BY THE NUMBER OF ITS SHARES OUTSTANDING. SHARES ARE VALUED AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE EACH DAY THE EXCHANGE IS OPEN.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of fund shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX
INFORMATION

The fund distributes any net investment income at least annually and any net realized capital gains at least annually.
Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers.

The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional fund shares.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis. Generally, fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the fund yield on those securities would be decreased.

Fund transactions in foreign currencies and hedging activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the fund's income distributions to constitute a return of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject the fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

ABOUT PUTNAM INVESTMENTS, INC.

PUTNAM MANAGEMENT HAS BEEN MANAGING MUTUAL FUNDS SINCE 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Defined Contribution Plans is a division of Putnam Mutual Funds. Putnam Fiduciary Trust Company is the fund's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the fund's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are located at One Post Office Square, Boston, Massachusetts 02109 and are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

PUTNAM INTERNATIONAL GROWTH FUND

ONE POST OFFICE SQUARE, BOSTON, MA  02109
CLASS Y SHARES
INVESTMENT STRATEGY: GROWTH
PROSPECTUS-OCTOBER 30, 1996

This prospectus explains concisely what you should know before investing in class Y shares of Putnam International Growth Fund (the "fund"). Please read it carefully and keep it for future reference. You can find more detailed information about the fund in the October 30, 1996 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-752-9894. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  PUTNAMINVESTMENTS

                                  PUTNAM DEFINED
                                  CONTRIBUTION PLANS

ABOUT THE FUND

Expenses summary . . . . . . . . . . . . . . . . . . .
Objective. . . . . . . . . . . . . . . . . . . . . . .
How the fund pursues its objective . . . . . . . . . .
    Risk factors . . . . . . . . . . . . . . . . . . .
How performance is shown . . . . . . . . . . . . . . .
How the fund is managed. . . . . . . . . . . . . . . .
Organization and history . . . . . . . . . . . . . . .

ABOUT YOUR INVESTMENT

How to buy shares. . . . . . . . . . . . . . . . . . .
How to sell shares . . . . . . . . . . . . . . . . . .
How to exchange shares . . . . . . . . . . . . . . . .
How the fund values its shares . . . . . . . . . . . .
How the fund makes distributions to shareholders;
    tax information. . . . . . . . . . . . . . . . . .

ABOUT PUTNAM INVESTMENTS, INC. . . . . . . . . . . . .
ABOUT THE FUND

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing.
The following table summarizes expenses attributable to class Y shares based on the fund's most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment in class Y shares over specified periods.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees                        0.80%
Other expenses                         0.69%
Total fund operating expenses          1.49%

The table is provided to help you understand the expenses of investing in the fund and your share of the operating expenses that the fund expects to incur with respect to class Y shares in the current fiscal year. The expenses shown in the table do not reflect the application of credits that reduce fund expenses. Estimated management fees and "Other expenses" are based on the operating expenses for the fund's class A shares.

EXAMPLE

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

         1            3           5           10
       year         years       years        years

        $15          $47         $81         $178

The example does not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return varies. The example does not reflect any changes or expenses related to your employer's plan.

OBJECTIVE

Putnam International Growth Fund seeks capital appreciation. The fund is designed for investors seeking capital appreciation primarily through a diversified portfolio of equity securities of companies located in a country other than the United States. The fund is not intended to be a complete investment program, and there is no assurance that it will achieve its objective.


HOW THE FUND PURSUES ITS OBJECTIVE

BASIC INVESTMENT STRATEGY

PUTNAM INTERNATIONAL GROWTH FUND SEEKS ITS OBJECTIVE BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES LOCATED IN A COUNTRY OTHER THAN THE UNITED STATES. The fund's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The fund may also invest to a lesser extent in debt securities and other types of investments if Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), believes purchasing them would help achieve the fund's objective. The fund will, under normal circumstances, invest at least 65% of its total assets in securities of issuers located in at least three different countries other than the United States. The fund may also hold a portion of its assets in cash or money market instruments.

The fund will consider an issuer of securities to be "located in a country other than the United States" if it is organized under the laws of a country other than the United States and has a principal office outside the United States, or if it derives 50% or more of its total revenues from business outside the United States.

The fund may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves greater risks than in investing in developed markets. See "Risk factors" below.

THE FUND WILL NOT LIMIT ITS INVESTMENTS TO ANY PARTICULAR TYPE OF COMPANY. The fund may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are, in the opinion of Putnam Management, undervalued. It may invest in small and relatively less well-known companies which meet these characteristics. Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets for financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

DEFENSIVE STRATEGIES

At times Putnam Management may judge that conditions in the international securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, the fund may invest without limit in cash and money market instruments, securities primarily traded in the U.S. markets, or in any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when or for how long, these alternative strategies would be used.

RISK FACTORS

PUTNAM MANAGEMENT BELIEVES THAT THE SECURITIES MARKETS OF MANY NATIONS MOVE RELATIVELY INDEPENDENTLY OF ONE ANOTHER, BECAUSE BUSINESS CYCLES AND OTHER ECONOMIC OR POLITICAL EVENTS THAT INFLUENCE ONE COUNTRY'S SECURITIES MARKETS MAY HAVE LITTLE EFFECT ON SECURITIES MARKETS IN OTHER COUNTRIES. By investing in a diversified portfolio of foreign securities, Putnam Management attempts to reduce the risks associated with being invested in the economy of only one country. The countries which Putnam Management believes offer attractive opportunities for investment may change from time to time.

FOREIGN INVESTMENTS

Since foreign securities are normally denominated and traded in foreign currencies, the values of fund assets may be affected favorably or unfavorably by currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting standards comparable to those in the United States.

The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of fund assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries.

Legal remedies available to investors in certain foreign countries may be limited. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above are typically greater in less developed nations, sometimes referred to as "emerging markets." For instance, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation may adversely affect the economies and securities markets of such countries. In addition, the small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in such countries less liquid and more volatile than investments in more developed countries. Investments in emerging markets are regarded as speculative.

FOR MORE INFORMATION REGARDING FOREIGN INVESTMENTS, SEE THE
SAI.

FUTURES AND OPTIONS

THE FUND MAY BUY AND SELL STOCK INDEX FUTURES CONTRACTS. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the fund may buy and sell call and put options on index futures or stock indexes. The fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment.

THE USE OF INDEX FUTURES AND RELATED OPTIONS INVOLVES CERTAIN
SPECIAL RISKS.  FUTURES AND OPTIONS TRANSACTIONS INVOLVE COSTS
AND MAY RESULT IN LOSSES.

Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the fund, of the underlying stock index, currencies or securities and, in the case of hedging transactions, of the securities that are the subject of the hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inability to close out index futures or options positions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

A MORE DETAILED EXPLANATION OF INDEX FUTURES AND OPTIONS
TRANSACTIONS, INCLUDING THE RISKS ASSOCIATED WITH THEM, IS
INCLUDED IN THE SAI.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

THE FUND MAY ENGAGE IN FOREIGN CURRENCY EXCHANGE TRANSACTIONS TO PROTECT AGAINST UNCERTAINTY IN THE LEVEL OF FUTURE EXCHANGE RATES. Putnam Management may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

The fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

The fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell foreign currency futures contacts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the counter markets. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time. For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Futures and options." The SAI also contains information concerning the fund's use of foreign currency exchange transactions.

PORTFOLIO TURNOVER

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates for fiscal 1996 and 1995 were 44.14% and 25.83%, respectively.

OTHER INVESTMENT PRACTICES

THE FUND MAY ALSO ENGAGE IN THE FOLLOWING INVESTMENT PRACTICES,
EACH OF WHICH INVOLVES CERTAIN SPECIAL RISKS.  THE SAI CONTAINS
MORE DETAILED INFORMATION ABOUT THESE PRACTICES, INCLUDING
LIMITATIONS DESIGNED TO REDUCE THESE RISKS.

OPTIONS. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options, including combinations of put and call options on the same underlying security. The aggregate value of the securities underlying the options may not exceed 25% of fund assets. The use of these strategies may be limited by applicable law.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

DERIVATIVES

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risk involved in their use is included elsewhere in this prospectus and in the SAI.

DIVERSIFICATION

Subject to approval by the shareholders as noted below, the fund may invest up to 25% of its total assets in the securities of any one issuer. If the proposed change does not ultimately receive sufficient votes for approval, this prospectus will be revised or supplemented, as appropriate.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

LIMITING INVESTMENT RISK

SPECIFIC INVESTMENT RESTRICTIONS HELP TO LIMIT INVESTMENT RISKS FOR THE FUND'S SHAREHOLDERS. These restrictions prohibit the fund from acquiring more than 10% of the voting securities of any one issuer. They also prohibit the fund from investing more than:

(a) 5% of its total assets in securities of any one issuer (other than U.S. government securities); provided that, with respect to investments in securities issued by foreign governments, this limitation shall apply only to 75% of the fund's total assets;*

(b) 5% of its net assets in companies that, together with any predecessors, have been in operation less than three years
(other than U.S. government securities);

(c) 25% of its total assets in any one industry (except securities of the U.S. government or its agencies or instrumentalities);* or

(d) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale, (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable) and repurchase agreements maturing in more than seven days.

At a shareholder meeting to be held on
 February 6, 1997,
 the
shareholders of
the fund
 will be asked to approve a number of
changes to the fund's fundamental investment restrictions. If the proposed changes are approved, restriction (a) above will provide that the fund may not and will not: (with respect to 75% of its total assets) invest 5% of its of its total assets in securities of any one issuer other than the U.S. government. In addition, the restriction which prohibits the fund from acquiring more than 10% of the voting securities of any issuer will be limited to 75% of the fund's total assets.

If some or all of these proposals do not ultimately receive sufficient votes for approval, this prospectus will be revised or supplemented, as appropriate.

Restrictions marked with an asterisk(*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental investment policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

FUND ADVERTISEMENTS MAY, FROM TIME TO TIME, INCLUDE PERFORMANCE INFORMATION. "Total return" for the one-, five- and ten-year periods (or for the life of the class Y shares of the fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund. Total return may also be presented for other periods.

ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT
FUTURE PERFORMANCE.

Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

THE TRUSTEES ARE RESPONSIBLE FOR GENERALLY OVERSEEING THE CONDUCT OF FUND BUSINESS. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                  Business experience
                     Year         (at least 5 years)
                     ----         ------------------

Justin Scott         1991         Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1988.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam International Growth Fund is a Massachusetts business trust organized on October 5, 1990. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to August 12, 1996, the fund was known as Putnam Overseas Growth Fund.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. Only the fund's class Y shares are offered by this prospectus. The fund also offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

THE FUND'S TRUSTEES: GEORGE PUTNAM,* CHAIRMAN. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds").
Director, Marsh & McLennan Companies, Inc.; WILLIAM F. POUNDS, VICE CHAIRMAN. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; JAMESON ADKINS BAXTER, President, Baxter Associates, Inc.; HANS H. ESTIN, Vice Chairman, North American Management Corp.; JOHN A. HILL, Chairman and Managing Director, First Reserve Corporation; RONALD J. JACKSON, Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Director of Safety 1st, Inc., Trustee of Salem Hospital and Overseer of the Peabody Essex Museum; ELIZABETH T. KENNAN, President Emeritus and Professor, Mount Holyoke College; LAWRENCE J. LASSER,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; ROBERT
E. PATTERSON, Executive Vice President and Director of Acquisitions, Cabot Partners Limited Partnership; DONALD S. PERKINS,* Director of various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; GEORGE PUTNAM, III,* President, New Generation Research, Inc.; ELI SHAPIRO, Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; A.J.C. SMITH,* Chairman and Chief Executive Officer, Marsh & McLennan Companies, Inc.; and W. NICHOLAS THORNDIKE, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

ABOUT YOUR INVESTMENT

HOW TO BUY SHARES

ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR EMPLOYER'S EMPLOYEE-DIRECTED QUALIFIED RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PURCHASE SHARES OF THE FUND THROUGH YOUR EMPLOYER'S PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE CONSULT YOUR EMPLOYER. Shares are sold to eligible participant-directed qualified retirement plans at the net asset value per share next determined after receipt of an order by Putnam Mutual Funds. Orders must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. Class Y shares are available to participant-directed qualified retirement plans whose investment in Putnam funds and other assets managed by Putnam Management or its affiliates, combined with such investments by the plan's sponsor and the sponsor's other employee benefit plans, equals at least $250 million. Participant-directed qualified retirement plans that elect to buy class Y shares upon attaining eligibility will receive class Y shares in place of any class A shares then owned. Class Y shares are also available to participant-directed qualified retirement plans whose sponsor confirms a good faith expectation that investments in Putnam-managed assets by the sponsor and its employee benefit plans will attain $250 million (using the higher of purchase price or current market value) within one year of the initial purchase of class Y shares, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained. To eliminate the need for safekeeping, the fund will not issue certificates for your shares. Putnam Mutual Funds will from time to time, at its expense, provide promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

HOW TO SELL SHARES

SUBJECT TO ANY RESTRICTIONS IMPOSED BY YOUR EMPLOYER'S PLAN, YOU CAN SELL YOUR SHARES THROUGH THE PLAN TO THE FUND ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN. For more information about how to sell shares of the fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next net asset value calculated after the fund receives the request in proper form. All requests must be received by the fund prior to the close of regular trading on the New York Stock Exchange in order to receive that day's net
asset value.   If you sell shares having a net asset value of
$100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

THE FUND GENERALLY PROVIDES PAYMENT FOR REDEEMED SHARES THE BUSINESS DAY AFTER THE REQUEST IS RECEIVED. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. The fund will only redeem shares for which it has received payment.

HOW TO EXCHANGE SHARES

Subject to any restrictions contained in your plan, you can exchange your shares for shares of other Putnam funds available through your plan at net asset value. Contact your plan administrator or Putnam Investor Services for more information on how to Exchange your shares or how to obtain prospectuses of other Putnam funds in which you may invest.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

THE FUND CALCULATES THE NET ASSET VALUE OF A SHARE OF EACH
CLASS BY DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS
LIABILITIES, BY THE NUMBER OF ITS SHARES OUTSTANDING.  SHARES
ARE VALUED AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK
STOCK EXCHANGE EACH DAY THE EXCHANGE IS OPEN.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of fund shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX
INFORMATION

The fund distributes any net investment income at least annually and any net realized capital gains at least annually.
Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers.

The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional fund shares.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis. Generally, fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the fund yield on those securities would be decreased.

Fund transactions in foreign currencies and hedging activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the fund's income distributions to constitute a return of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject the fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

ABOUT PUTNAM INVESTMENTS, INC.

PUTNAM MANAGEMENT HAS BEEN MANAGING MUTUAL FUNDS SINCE 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Defined Contribution Plans is a division of Putnam Mutual Funds. Putnam Fiduciary Trust Company is the fund's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the fund's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are located at One Post Office Square, Boston, Massachusetts 02109 and are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

                     PUTNAM INTERNATIONAL GROWTH FUND

                                 FORM N-1A
                                  PART B

                STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                             OCTOBER 30, 1996

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of the fund dated October 30, 1996, as revised from time to time. This SAI contains information which may be useful to investors but which is not included in the prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other
Putnam funds.

                             TABLE OF CONTENTS
PART I   PAGE

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . .I-3

PROPOSED RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . .I-3

CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . .I-9

INVESTMENT PERFORMANCE . . . . . . . . . . . . . . . . . . . . .I-

   14

ADDITIONAL OFFICERS. . . . . . . . . . . . . . . . . . . . . . .I-   14

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS . . . . . . . .I-   15


PART II

MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . . II-1

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-29

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-35

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . .II-44

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .II-46

DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . . . . . .II-59

INVESTOR SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . .II-60

SIGNATURE GUARANTEES . . . . . . . . . . . . . . . . . . . . . . . . .II-66

SUSPENSION OF REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . .II-66

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . .II-66

STANDARD PERFORMANCE MEASURES. . . . . . . . . . . . . . . . . . . . .II-67

COMPARISON OF PORTFOLIO PERFORMANCE. . . . . . . . . . . . . . . . . .II-68

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-73

                                   SAI
                                 PART I

INVESTMENT RESTRICTIONS

AS FUNDAMENTAL INVESTMENT RESTRICTIONS, WHICH MAY NOT BE
CHANGED WITHOUT A VOTE OF A MAJORITY OF THE OUTSTANDING VOTING
SECURITIES, THE FUND MAY NOT AND WILL NOT:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by restriction 1 above. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances.)

(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with futures contracts and options.

(4) Make short sales of securities or maintain a short sale position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short.

(5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and related options.

(8) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value) or through the lending of its portfolio securities with respect to not more than 25% of its total assets.

(9) Invest in securities of any issuer if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than 0.5% of the shares or securities of that issuer together own more than 5%.

(10) Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, and this limitation shall apply only to 75% of the fund's total assets with respect to investments in securities issued by, or backed by the credit of, any foreign government or its agencies and instrumentalities.

(11) Acquire more than 10% of the voting securities of any issuer.

(12) Purchase securities (other than securities of the U.S.
government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the fund's total assets would be invested in any one industry.

(13) Invest in the securities of other registered investment companies, except by purchase in the open market including only customary brokers' commissions, and except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(14) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby.

(15) Make investments for the purpose of gaining control of a company's management.

(16) Issue any class of securities which is senior to the fund's shares of beneficial interest.

Although certain of the fund's fundamental investment restrictions permit it to borrow money to a limited extent, the fund does not currently intend to do so and did not do so last year.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

IT IS CONTRARY TO THE FUND'S PRESENT POLICY, WHICH MAY BE
CHANGED WITHOUT SHAREHOLDER APPROVAL, TO:

(1) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.

(2) Invest in securities of any issuer if the party responsible for payment, together with any predecessors, has been in operation for less than three consecutive years and, as a result of the investment, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to any obligation of the United States or its agencies or instrumentalities.

In addition, the fund has agreed with certain state securities commissions to the following investment restrictions, which may only be amended with the consent of the relevant commission and unless so amended will continue to apply to the fund for so long as shares of the fund are qualified for sale in the relevant state.

The fund will not:

(1) Invest in warrants (other than warrants acquired by the fund as a part of a unit or attached to securities at the time of purchase) if, as a result, such investments (valued at the lower of cost or market) would exceed 10% of the value of the fund's net assets; provided that not more than 2% of the fund's net assets may be invested in warrants not listed on any principal foreign or domestic exchange.

(2) Purchase or sell real property (including limited partnership interests), except that the fund may (a) purchase or sell readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate (b) purchase or sell securities that are secured by interests in real estate or interests therein, or (c) acquire real estate through exercise of its rights as a holder of obligations secured by real estate or interests therein or sell real estate so acquired.

PROPOSED RESTRICTIONS

At a meeting to be held on February 6, 1997, shareholders of the fund are being asked to approve a number of changes to the fund's fundamental investment restrictions, including the elimination of certain of these restrictions. If these proposals are approved at that meeting, the fund's fundamental and non-fundamental investment restrictions will be as follows after that date:

FUNDAMENTAL RESTRICTIONS

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8)  Purchase securities (other than securities of the U.S.
government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

NON-FUNDAMENTAL RESTRICTIONS

(1) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.

(2) Invest in securities of any issuer if the party responsible for payment, together with any predecessors, has been in operation for less than three consecutive years and, as a result of the investment, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to any obligation of the United States or its agencies or instrumentalities.

(3) Invest in the securities of any issuer, if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities.



(4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options.

(5) Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

(6) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of its total assets (taken at cost) in connection with permitted borrowings.

(7) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities which represent interests in, are secured by interests in, or which are issued by issuers which deal in, such leases, rights or contracts, and it may acquire and dispose of such leases, rights or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby.

(8) Invest in the securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

If shareholders do not ultimately approve some or all of the proposed changes, this SAI will be revised accordingly.

                         -------------------------

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                         -------------------------

CHARGES AND EXPENSES

MANAGEMENT FEES

Under a Management Contract dated October 21, 1996 the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at an annual rate of 0.80% of the first $500 million of the fund's average net assets; 0.70% of the next $500 million; 0.65% of the next $500 million; 0.60% of the next $5 billion; 0.575% of the next $5 billion; 0.555% of the next $5 billion; 0.54% of the next $5 billion; and 0.53% of any amount over $21.5 billion. For the past three fiscal years, pursuant to the Management Contract (and a management contract in effect prior to October 21, 1996, under which the management fee payable to Putnam Management was paid at the annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, and 0.60% of any amount over $1.5 billion), the fund incurred the following fees:

                                       REFLECTING A
                                       REDUCTION IN THE
                                       FOLLOWING AMOUNTS
FISCAL        MANAGEMENT               PURSUANT TO AN
YEAR          FEE PAID                 EXPENSE LIMITATION

1996          $1,088,976                     0
1995          $  295,925               $ 1,767
1994          $   10,001               $22,860

BROKERAGE COMMISSIONS

The following table shows brokerage commissions paid during the fiscal periods indicated:

              FISCAL                   BROKERAGE
              YEAR                     COMMISSIONS

              1996                     $855,903
              1995                     $206,547
              1994                     $ 49,103

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services Putnam Management considered to be particularly useful to it and its affiliates:

DOLLAR
VALUE               PERCENT OF
OF THESE            TOTAL               AMOUNT OF
TRANSACTIONS        TRANSACTIONS        COMMISSIONS

$234,359,499           86.37%           $765,190


ADMINISTRATIVE EXPENSE REIMBURSEMENT

The fund reimbursed Putnam Management in the following amounts for administrative services during fiscal 1996, including the following amounts for compensation of certain officers of the fund and contributions to the Putnam Investments, Inc. Profit Sharing Retirement Plan for their benefit:

                               PORTION OF TOTAL
                               REIMBURSEMENT FOR
            TOTAL              COMPENSATION AND
        REIMBURSEMENT            CONTRIBUTIONS

           $7,734                   $6,769


TRUSTEE FEES

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the
   estimated     fees    to be     paid to each Trustee by the
fund for    the current     fiscal    year     and the fees
paid to each Trustee by all of the Putnam funds during calendar
   year     1995:

COMPENSATION TABLE

                                             Pension on    Estimated(3)              Total
                          Aggregate          retirement annual benefits       compensation
                       compensation                    benefits accrued           from all         from    all
                       from     the      as part of            Putnam funds     Putnam
   Trustees                 fund(1)    fund expenses(2)     upon retirement   funds(4)
Jameson A. Baxter/1994          $647            $0               $71,676   $150,854
Hans H. Estin/1972               641             0                70,043        150,854
John A. Hill/1985    (5)         636             0                70,043    149,854
Ronald J.    Jackson/1996(6)      71          n/a                    n/a        n/a
Elizabeth T. Kennan/1992         641             0                69,709        148,854
Lawrence J. Lasser/1992          632             0                70,043        150,854
Robert E. Patterson/1984         700             0                71,043        152,854
Donald S. Perkins/1982           635             0                69,376        150,854
William F. Pounds/1971              674(7)    0                   70,543        149,854
George Putnam/1957               641             0                70,043        150,854
George Putnam, III/1984          641             0                70,043        150,854
Eli    Shapiro/1995(8)           707             0                47,686         95,372
A.J.C. Smith/1986                632             0                68,252        149,854
W. Nicholas Thorndike/1992       696             0                71,043        152,854

(1)    Reflects estimated amounts to be paid for the current fiscal year.      Includes an
    annual retainer and an attendance fee for each meeting attended.
   (2
)   The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1,
    1996.  Prior to that date, voluntary retirement benefits were paid to certain retired
    Trustees, and no such benefits were accrued as part of fund expenses.
(3) Assumes that each Trustee retires after at least five years of service.  Estimated benefits for each are based on amounts paid to such Trustee for the three most recent calendar years (or, for Trustees who have not served as Trustees for the three most recent calendar years, the average amount paid to each Trustee for such years).
   (4)
    As of December 31, 1995, there were 99 funds in the Putnam family.
   (5)
    Includes compensation deferred         pursuant to a Trustee Compensation Deferral Plan.
    The total     amount     of deferred compensation payable    by the Putnam funds     to
    Mr. Hill         as of December 31,    1995 was $51,141. Information on deferred
    compensation includes     income earned on such amounts.
   (6)
    Elected as a Trustee in May 1996.
   (7)
    Includes additional compensation for service as Vice Chairman of the Putnam funds.
   (8)
    Elected as a Trustee in April 1995.

   Under a     Retirement    Plan     for Trustees of the Putnam
funds   (the "Plan"), each     Trustee who retires    with     at
least    five     years of         service         as a Trustee   of
the funds is entitled to receive     an annual    retirement
benefit         equal to one-half of the    average annual
compensation paid to such     Trustee    for the last three years of
service prior to     retirement.     This retirement benefit is
payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which
assures that the Trustee and his or her beneficiaries     will
receive    benefit payments for the lesser of an aggregate period of
(i) ten years or (ii) such Trustee's total years of service    .  A
Trustee who retired    at December 31, 1995     would have received
an annual benefit of    $70,043 under the Plan (assuming attendance
at all Trustee meetings during the preceding three years).

The    Plan Administrator (a committee comprised of     Trustees
   that are not "interested persons" of the fund, as defined in the
Investment Company Act of 1940) may     terminate    or amend the
Plan     at any time,    but no termination or amendment will result
in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

SHARE OWNERSHIP

At September 30, 1996, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, to the knowledge of the fund no person owned of record or beneficially 5% or more of the shares of any class of shares of the fund.

 SHAREHOLDER NAME       PERCENTAGE
 CLASS                  AND ADDRESS                    OWNED

   B     Merrill Lynch Pierce Fenner                 10.00%
         4800 Deer Lake Drive East
         Jacksonville, FL 32246-6484

   M     F.M. Co.                                     6.10%
         1 Financial Plaza
         Holland, MI 49423-9154

   Y     California State Automobile                100.00%
         Association and California State
         Automobile Association
         Inter-Insurance Bureau Autosave Plan
         c/o Putnam Fiduciary Trust
         Company, as trustee or agent,
         859 Willard Street, Quincy, MA 02269


DISTRIBUTION FEES

During fiscal 1996, the fund paid the following 12b-1 fees to Putnam
Mutual Funds:

      CLASS A             CLASS B             CLASS M

     $179,564            $594,107             $40,125

CLASS A SALES CHARGES AND CONTINGENT DEFERRED SALES CHARGES

Putnam Mutual Funds received sales charges with respect to class A shares in the following amounts during the periods indicated:

              SALES CHARGES
           RETAINED BY PUTNAM     CONTINGENT
       TOTAL  MUTUAL FUNDS         DEFERRED
     FRONT-END    AFTER              SALES
FISCAL YEAR   SALES CHARGES   DEALER CONCESSIONS      CHARGES

1996            $1,934,550        $296,443            $ 1,039
1995            $360,087          $48,353             $16,856
1994            $ 65,752          $ 6,203             $0

CLASS B CONTINGENT DEFERRED SALES CHARGES

Putnam Mutual Funds received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

                                   CONTINGENT DEFERRED
    FISCAL YEAR                       SALES CHARGES

    1996                                 $56,441
    1995                                 $13,612
    1994                                   $0

CLASS M SALES CHARGES

Putnam Mutual Funds received sales charges with respect to class M shares in the following amount during the 1996 fiscal year:

                                      SALES CHARGES
                                   RETAINED BY PUTNAM
                                      MUTUAL FUNDS
                     TOTAL                AFTER
FISCAL YEAR      SALES CHARGES     DEALER CONCESSIONS

1996              $123,135               $18,112
1995              $ 25,486               $ 3,908


INVESTOR SERVICING AND CUSTODY FEES AND EXPENSES

During the 1996 fiscal year, the fund incurred $701,824 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

INVESTMENT PERFORMANCE

STANDARD PERFORMANCE MEASURES
(for periods ended June 30, 1996)

                    Class A         Class B        Class M
Inception date:    02/28/91        06/01/94       12/01/94

ANNUALIZED
TOTAL RETURN     NAV*     POP**   NAV    CDSC      POP     NAV
-----------------------------------------------------------------
1 year          20.21%   13.28%  19.35%  14.35%  19.71% 15.51%
5 years         13.30    11.96
Life of class   11.28    10.04   10.61    9.31    14.41  11.86

*  net asset value
** public offering price

Data represent past performance and are not indicative of future results. Total return for class A and class M shares reflect the deduction of the maximum sales charge of 5.75% and 3.50%, respectively. Total return for class B shares reflects the deduction of the applicable contingent deferred sales charge ("CDSC"). The maximum class B CDSC is 5.0%. See "Standard performance measures" in Part II of this SAI for information on how performance is calculated. Past performance is no guarantee of future results.

ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President of the fund and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

OFFICER NAME (AGE) (NUMBER OF FUNDS)

ANTHONY W. REGAN (Age 57) (10 funds). Senior Managing Director of Putnam Management. Director of Putnam Investments, Inc. Vice
President and Trust Officer of Putnam Fiduciary Trust Company.

IAN C. FERGUSON (Age 39) (22 funds).  Senior Managing Director of
Putnam Management.  Prior to April, 1996, Mr. Ferguson was Chief
Executive Officer at Hong Kong Shanghai Banking Corporation.

BRETT C. BROWCHUK (Age 33) (38 funds). Managing Director of Putnam Management. Prior to April, 1994, Mr. Browchuk was managing
Director at Fidelity Investments.

PETER CARMAN (Age 55) (30 funds). Senior Managing Director of Putnam Management. Prior to August 1, 1993, Mr. Carman was Chief Investment Officer, Chairman of the U.S. Equity Investment Policy Committee and a Director of Sanford C. Bernstein & Company, Inc.

JUSTIN M. SCOTT (Age 39) (7 funds).  Managing Director of Putnam
Management.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, are the fund's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended June 30, 1996, filed electronically on August 29, 1996 (File No. 811-06190), are incorporated by reference into this SAI. The financial highlights in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.